EXHIBIT 1.01

Cypress Semiconductor Corporation
Conflict Minerals Report
For The Calendar Year Ended December 31, 2016

The following conflict minerals report contains forward-looking statements about our plans to take additional actions or to implement additional policies or procedures with respect to our due diligence efforts to determine the origin of conflict minerals contained in our products. Such statements are based on our current expectations or beliefs, are not a guarantee of performance and are subject to a number of uncertainties and other factors that may be outside of our control and that could cause actual results or events to differ materially from those expressed or implied by such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Our reporting obligations under the conflict minerals rules may change in the future and our ability to implement certain processes or obtain information from our suppliers may differ materially from those anticipated or implied in this report.
This Conflict Minerals Report (the “Report”) for Cypress Semiconductor Corporation (the “Company,” “Cypress,” “we,” or “our”) is provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”) for the reporting period from January 1 to December 31, 2016. The Rule requires the disclosure of certain information by companies that manufacture or contract to manufacture products that use minerals specified in the Rule that are necessary to the functionality or production of these products. These minerals are columbite-tantalite (coltan), cassiterite, wolframite, gold, or their derivatives, which the SEC has limited to tantalum, tin, tungsten and gold (collectively, “3TG”). The “Covered Countries” for purposes of the Rule and this Report are the Democratic Republic of Congo (DRC), the Republic of Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.
Certain products that we manufacture, including integrated circuits, contain 3TG. We do not have direct relationships with the originating mines, smelters or refiners of 3TG that are used in our products. Due to the depth of the supply chain, we are far removed from the sources of ore from which 3TG are produced and the smelters and refiners that process the ores. Consequently, we rely on our direct suppliers as well as the Conflict Free Sourcing Initiative (CFSI) for source information on 3TG in our products.
Company Overview
Cypress is a global supplier for innovative companies in high-growth markets. Cypress delivers high-quality, value-driven embedded solutions: combinations of MCUs, wireless connectivity, analog, USB and memory products plus the software to enable them to work together flawlessly. We serve numerous major markets, including the emerging markets for connected appliances and autonomous cars, as well as automotive, industrial and consumer electronics markets. 3TG can be found in our products.
Cypress also has the following two majority-owned subsidiaries:
AgigA Tech, Inc. ("AgigA") is an industry pioneer in the development of high-speed, high-density, battery-free non-volatile memory solutions. 3TG can be found in AgigA’s products.
Deca Technologies Inc. (“Deca”) has pioneered a breakthrough approach to wafer level packaging and interconnect technology. Certain Deca processes contain tin and tungsten.
As required by the Rule, this Report covers the RCOI, due diligence and the related activities of Cypress and its subsidiaries.
Forward-Looking Statements
Statements relating to due diligence improvements are forward-looking in nature and are based on the Company’s management's current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that may be outside of the Company’s control and which could cause actual results or events to differ materially from those expressed or implied by the statements made herein.
Reasonable Country of Origin Inquiry (RCOI)
To identify which of our suppliers to survey regarding the source of 3TG used in our products, we inventoried our products to determine which were in scope of the Rule. Products were considered in scope if they were manufactured by us or one of our subsidiaries identified above or contracted for manufacture by us or one of the subsidiaries identified above between January 1, 2016 and December 31, 2016 and were more likely than not to contain 3TG. We surveyed suppliers of tungsten hexafluoride, tantalum targets and gold and tin bond wires, substrates and lead frames, as well as semiconductor foundries and die assembly subcontractors, using these same materials. We also surveyed suppliers of AgigA; the products they sell include semiconductors that could contain 3TG materials in them. In addition, we surveyed suppliers of our evaluation boards business; the semiconductors, solders and plated surfaces may contain 3TG. In addition, Deca surveyed its suppliers. We assessed our industry as well as other industries and confirmed that this approach is consistent with how many peer companies are approaching compliance.

We conducted an RCOI of 59 suppliers we identified using the approach described above that supply parts and materials used in the manufacturing process by the semiconductor devices portion of our business; we received responses from 100% of these suppliers. We also conducted an RCOI of the 15 suppliers that we identified using the approach described above for the remainder of our business and suppliers supplying parts and materials used in the manufacturing process by AgigA; we received responses from 100% of these suppliers. Deca conducted an RCOI of 3 suppliers that they identified using the approach described above and received responses from 100% of those suppliers surveyed.
Direct material suppliers were asked to utilize the Electronic Industry Citizenship Coalition/Global e-Sustainability Initiative (EICC/GeSI) Conflict Minerals Reporting Template (“EICC CMRT”) to report on their usage and sourcing of materials containing 3TG. The EICC CMRT was developed by several of the world’s leading consumer electronics companies and is generally regarded as the preferred reporting tool for conflict minerals content and sourcing information.
RCOI Results
We validated declarations on 3TG from an aggregate total of approximately 77 suppliers for Cypress, AgigA and Deca. These validated declarations listed a total of approximately 326 smelters and refiners. Some of these suppliers provided information at a part number level and were able to specifically identify the smelters and refiners from which their 3TG were procured. The remainder of our suppliers provided their complete list of smelters and refiners, but they were unable to identify the specific smelters and refiners from which 3TG used for our products were procured. As many of the declarations we received are company-wide and not product specific, we believe these declarations may include smelters and refiners that do not provide 3TG that are used in our products. Due to the many company-wide declarations and the multiple levels of suppliers in our supply chain we are unable to determine with certainty at this time a complete list of smelters and refiners listed in the validated declarations that actually provide the specific 3TG used in our products. However, we believe the suppliers to the semiconductor devices portion of our business may use those smelters and refiners listed on Appendix A attached hereto. In addition, we believe the smelters and refiners used for the remainder of our business, including AgigA and Deca, may include those smelters and refiners listed on Appendix B attached hereto. There are 175 overlapping smelters and refiners that are included on both appendices.
As many of the declarations are company-wide and not product specific, we believe these declarations may include countries of origin for 3TG that may not be used in our products. Due to the many company-wide declarations and the multiple levels of suppliers in our supply chain we are unable to determine with certainty at this time a complete list of which countries of origin listed in the validated declarations actually provide the specific 3TG used in our products. According to our suppliers (and as cross-referenced with CFSI’s RCOI data file), the smelters and refiners that have supplied 3TG to them have sold 3TG originating in the following countries:
Australia, Bolivia, Brazil, Burundi, Canada, Chile, China, DRC, Ethiopia, Guyana, India, Indonesia, Japan, Laos, Malaysia, Mozambique, Myanmar, Namibia, Nigeria, Peru, Portugal, Russia, Rwanda, Sierra Leone, Spain, Taiwan, Thailand, USA, Vietnam and Zimbabwe.
It is therefore possible that the 3TG included in our products might have originated from a Covered Country.
Due Diligence Design
We are committed to working with our global supply chain to ensure compliance with the Rule. We have designed our due diligence measures to be in conformity with the internationally recognized due diligence framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Framework”) published by the Organisation for Economic Co-operation and Development (OECD).
Due Diligence Performed
Below is a description of our due diligence activities performed for the 2016 reporting year as they relate to the five-step OECD Framework. The same activities were performed for AgigA, Deca and for our evaluation board business.
OECD Step 1: Establish Strong Management Systems

•	Our conflict minerals policy is available on our website at http://www.cypress.com/documentation/other-resources/cypress-semiconductor-conflict-mineral-policy.

•
We have an internal team consisting of members from the corporate legal team, the corporate social responsibility team and the global supply chain management team. This team meets regularly to discuss due diligence measures being taken.

•	Senior management is provided regular updates on the status of the Company’s conflict minerals compliance program.

•
We use a third party software application to roll-up all of the suppliers’ final CFSI Conflict Minerals Reporting Templates (CMRT) into a Cypress CMRT, which contains all smelters and refiners purported to be in our supply chain and the associated direct sourcing codes (as reported by the Conflict Free Smelter Program (CFSP)).

•	We have added conflict minerals requirements to our standard purchasing terms and conditions, which is available on our website at www.cypress.com/terms-conditions.

•	We are a member of the Conflict-Free Sourcing Initiative, which provides us access to the CFSP Compliant smelters and refiners lists and the CFSI plausible countries and RCOI data file.
OECD Step 2: Identify and Assess Risks in the Supply Chain

•	We requested that our in-scope suppliers provide their sourcing of 3TG in accordance with current industry reporting formats and approved smelter and refiners lists.

•
We evaluated supplier responses for plausibility, consistency and gaps, both in terms of which products were stated to contain or not contain 3TG, and the origin of 3TG. We validated the information received from our suppliers, to the extent possible, by reviewing individual supplier responses for inconsistencies, comparing different supplier responses for inconsistencies, and checking the conflict-free status of smelters and refiners on the CFSI’s website.

•	We made additional inquiries to our direct suppliers with the goal of improving our understanding of their supply chains whenever responses appeared inaccurate, incomplete, or suspect.

•
As we became aware of instances where 3TG in our supply chain had the potential to finance armed groups, as defined in the Rule, we worked with our suppliers to find alternate sources that are compliant with CFSI’s conflict-free smelter protocols.

OECD Step 3: Design and Implement a Strategy to Respond to Identified Risks

•
We communicated our policy on conflict minerals to direct suppliers with an unsatisfactory response and requested that suppliers commit to supporting our policy on preventing the purchase of 3TG that have the potential to finance armed groups in the Covered Countries.

•
We followed up with the suppliers surveyed on missing and inconsistent information. Additional supplier correspondence was conducted to address the following issues: (i) making implausible statements regarding no presence of 3TG, (ii) failure to complete each question in the EICC CMRT, (iii) failure to identify smelters or refiners, (iv) indicating a sourcing location without complete supporting information from the supply chain, and (v) claims by the supplier that they used a smelter or refiner, which we were unable to verify as valid through further analysis and research.

•
We support the development and implementation of independent third party audits of smelter's and refiner’s sourcing practices through our policy and procurement practices that encourage suppliers to purchase materials from CFSI compliant smelters and refiners.

OECD Step 4: Carry Out Independent Third-Party Audit of Smelters And Refiners Due Diligence Practices

•	We support audits of mineral smelters and refiners conducted by third parties through our membership in the CFSI (Member Code: 6139), which operates the CFSP.

•	We use data provided by the CFSI to determine which smelters and refiners are compliant with CFSP protocols and conform to the OECD Framework, as appropriate.
OECD Step 5: Report Annually on Supply Chain Due Diligence

•	We publish our CMR annually, and our reports are available on our website at www.cypress.com/conflictminerals and are also filed with the U.S. Securities and Exchange Commission.
Risk Factors
The statements above are based on the RCOI process and due diligence performed in good faith by the Company. These statements are based on the infrastructure and information available at the time. A number of factors could introduce errors or otherwise affect the conclusions drawn from Cypress’s analysis of the Conflict Minerals in its supply chain. These factors include, but are not limited to, gaps in supplier data, gaps in smelter or refiner data, errors or omissions by suppliers, errors or omissions by smelters or refiners, the definition of a smelter or refiner not being finalized at the end of the reporting period, all instances of Conflict Minerals necessary to the functionality or manufacturing of Cypress’s products possibly not yet having been identified, gaps in supplier education and knowledge, timeliness of data, public information not discovered during a reasonable search, errors in public data, language barriers and translation, oversights or errors in conflict free smelter and refiner audits, Covered Countries sourced materials being declared “recycled or scrap” materials, companies going out of business, certification programs not being similarly developed or advanced across all industry segments and metals, and smuggling of Conflict Minerals from the Covered Countries to countries beyond the Covered Countries.

Documents Incorporated by Reference
Unless otherwise expressly incorporated by reference or otherwise stated herein, any documents, third-party materials or references to websites (including the Company’s) are not incorporated by reference in, or considered to be a part of, this Report.

Appendix A
Smelters and Refiners

Identification #	Metal	Name
CID000077	Gold	Argor-Heraeus S.A.
CID000019	Gold	Aida Chemical Industries Co., Ltd.
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.
CID000058	Gold	AngloGold Ashanti Córrego do Sítio Mineração
CID000082	Gold	Asahi Pretec Corp.
CID000090	Gold	Asaka Riken Co., Ltd.
CID000113	Gold	Aurubis AG
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
CID000157	Gold	Boliden AB
CID000176	Gold	C. Hafner GmbH + Co. KG
CID000185	Gold	CCR Refinery - Glencore Canada Corporation
CID000233	Gold	Chimet S.p.A.
CID000401	Gold	Dowa
CID000425	Gold	Eco-System Recycling Co., Ltd.
CID000694	Gold	Heimerle + Meule GmbH
CID000707	Gold	Heraeus Ltd. Hong Kong
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.
CID000814	Gold	Istanbul Gold Refinery
CID000855	Gold	Jiangxi Copper Co., Ltd.
CID000920	Gold	Asahi Refining USA Inc.
CID000924	Gold	Asahi Refining Canada Ltd.
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.
CID000969	Gold	Kennecott Utah Copper LLC
CID000981	Gold	Kojima Chemicals Co., Ltd.
CID001078	Gold	LS-NIKKO Copper Inc.
CID001113	Gold	Materion
CID001119	Gold	Matsuda Sangyo Co., Ltd.
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.
CID001153	Gold	Metalor Technologies S.A.
CID001157	Gold	Metalor USA Refining Corporation
CID001161	Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.
CID001188	Gold	Mitsubishi Materials Corporation
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.
CID001259	Gold	Nihon Material Co., Ltd.
CID001322	Gold	Elemetal Refining, LLC
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.
CID001352	Gold	PAMP S.A.
CID001397	Gold	PT Aneka Tambang (Persero) Tbk
CID001498	Gold	PX Précinox S.A.
CID001512	Gold	Rand Refinery (Pty) Ltd.
CID001534	Gold	Royal Canadian Mint
CID001585	Gold	SEMPSA Joyería Platería S.A.
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals
CID001761	Gold	Solar Applied Materials Technology Corp.
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.

Identification #	Metal	Name
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.
CID001938	Gold	Tokuriki Honten Co., Ltd.
CID001977	Gold	Umicore Brasil Ltda.
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining
CID001993	Gold	United Precious Metal Refining, Inc.
CID002003	Gold	Valcambi S.A.
CID002030	Gold	Western Australian Mint trading as The Perth Mint
CID002100	Gold	Yamamoto Precious Metal Co., Ltd.
CID002129	Gold	Yokohama Metal Co., Ltd.
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
CID002243	Gold	Zijin Mining Group Co., Ltd. Gold Refinery
CID002314	Gold	Umicore Precious Metals Thailand
CID002510	Gold	Republic Metals Corporation
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.
CID000291	Tantalum	Conghua Tantalum and Niobium Smeltry
CID000410	Tantalum	Duoluoshan
CID000456	Tantalum	Exotech Inc.
CID000460	Tantalum	F&X Electro-Materials Ltd.
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.
CID000731	Tantalum	Hi-Temp Specialty Metals, Inc.
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.
CID001076	Tantalum	LSM Brasil S.A.
CID001175	Tantalum	Mineração Taboca S.A.
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
CID001769	Tantalum	Solikamsk Magnesium Works OAO
CID001869	Tantalum	Taki Chemical Co., Ltd.
CID001891	Tantalum	Telex Metals
CID001969	Tantalum	Ulba Metallurgical Plant JSC
CID002232	Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.
CID002307	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
CID002504	Tantalum	D Block Metals, LLC
CID002540	Tantalum	Plansee SE Liezen
CID002544	Tantalum	H.C. Starck Co., Ltd.
CID002545	Tantalum	H.C. Starck GmbH Goslar
CID002546	Tantalum	H.C. Starck GmbH Laufenburg
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH
CID002548	Tantalum	H.C. Starck Inc.
CID002549	Tantalum	H.C. Starck Ltd.
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co. KG
CID002556	Tantalum	Plansee SE Reutte
CID002557	Tantalum	Global Advanced Metals Boyertown
CID002558	Tantalum	Global Advanced Metals Aizu
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.
CID000292	Tin	Alpha
CID000295	Tin	Cooperativa Metalurgica de Rondônia Ltda.
CID000306	Tin	CV Gita Pesona
CID000307	Tin	PT Justindo
CID000309	Tin	PT Aries Kencana Sejahtera

Identification #	Metal	Name
CID000313	Tin	CV Serumpun Sebalai
CID000315	Tin	CV United Smelting
CID000402	Tin	Dowa
CID000438	Tin	EM Vinto
CID000468	Tin	Fenix Metals
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
CID001070	Tin	China Tin Group Co., Ltd.
CID001105	Tin	Malaysia Smelting Corporation (MSC)
CID001142	Tin	Metallic Resources, Inc.
CID001173	Tin	Mineração Taboca S.A.
CID001182	Tin	Minsur
CID001191	Tin	Mitsubishi Materials Corporation
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.
CID001337	Tin	Operaciones Metalurgical S.A.
CID001399	Tin	PT Artha Cipta Langgeng
CID001402	Tin	PT Babel Inti Perkasa
CID001419	Tin	PT Bangka Tin Industry
CID001421	Tin	PT Belitung Industri Sejahtera
CID001428	Tin	PT Bukit Timah
CID001434	Tin	PT DS Jaya Abadi
CID001438	Tin	PT Eunindo Usaha Mandiri
CID001453	Tin	PT Mitra Stania Prima
CID001457	Tin	PT Panca Mega Persada
CID001458	Tin	PT Prima Timah Utama
CID001460	Tin	PT Refined Bangka Tin
CID001463	Tin	PT Sariwiguna Binasentosa
CID001468	Tin	PT Stanindo Inti Perkasa
CID001471	Tin	PT Sumber Jaya Indah
CID001477	Tin	PT Timah (Persero) Tbk Kundur
CID001482	Tin	PT Timah (Persero) Tbk Mentok
CID001490	Tin	PT Tinindo Inter Nusa
CID001539	Tin	Rui Da Hung
CID001758	Tin	Soft Metais Ltda.
CID001898	Tin	Thaisarco
CID002015	Tin	VQB Mineral and Trading Group JSC
CID002036	Tin	White Solder Metalurgia e Mineração Ltda.
CID002180	Tin	Yunnan Tin Company Limited
CID002455	Tin	CV Venus Inti Perkasa
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.
CID002479	Tin	PT Wahana Perkit Jaya
CID002500	Tin	Melt Metais e Ligas S.A.
CID002503	Tin	PT ATD Makmur Mandiri Jaya
CID002517	Tin	O.M. Manufacturing Philippines, Inc.
CID002530	Tin	PT Inti Stania Prima
CID002570	Tin	CV Ayi Jaya
CID002696	Tin	PT Cipta Persada Mulia
CID002706	Tin	Resind Indústria e Comércio Ltda.
CID002773	Tin	Metallo-Chimique N.V.
CID002774	Tin	Elmet S.L.U.
CID002776	Tin	PT Bangka Prima Tin
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.
CID000105	Tungsten	Kennametal Huntsville

Identification #	Metal	Name
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.
CID000568	Tungsten	Global Tungsten & Powders Corp.
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.
CID000825	Tungsten	Japan New Metals Co., Ltd.
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
CID002044	Tungsten	Wolfram Bergbau und Hütten AG
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.
CID002541	Tungsten	H.C. Starck GmbH
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co.KG
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
CID002589	Tungsten	Niagara Refining LLC
CID002649	Tungsten	Hydrometallurg, JSC

Appendix B
Smelters and Refiners

Identification #	Metal	Name
CID000004	Tungsten	A.L.M.T. TUNGSTEN Corp.
CID002833	Tungsten	ACL Metais Eireli
CID000015	Gold	Advanced Chemical Company
CID000019	Gold	Aida Chemical Industries Co., Ltd.
CID002560	Gold	Al Etihad Gold Refinery DMCC
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)
CID000292	Tin	Alpha
CID002825	Tin	An Thai Minerals Co., Ltd.
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company
CID000058	Gold	AngloGold Ashanti Córrego do Sítio Mineração
CID000077	Gold	Argor-Heraeus S.A.
CID000082	Gold	Asahi Pretec Corp
CID000924	Gold	Asahi Refining Canada Ltd.
CID000920	Gold	Asahi Refining USA Inc.
CID000090	Gold	Asaka Riken Co., Ltd.
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
CID002850	Gold	AU Traders and Refiners
CID002851	Gold	AURA-II
CID000113	Gold	Aurubis AG
CID002863	Gold	Bangalore Refinery
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
CID000157	Gold	Boliden AB
CID000176	Gold	C. Hafner GmbH + Co. KG
CID000180	Gold	Caridad
CID000185	Gold	CCR Refinery - Glencore Canada Corporation
CID000189	Gold	Cendres + Métaux S.A.
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.
CID000233	Gold	Chimet S.p.A.
CID001070	Tin	China Tin Group Co., Ltd.
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
CID000264	Gold	Chugai Mining
CID000278	Tin	CNMC (Guangxi) PGMA Co., Ltd.
CID000291	Tantalum	Conghua Tantalum and Niobium Smeltry
CID000295	Tin	Cooperativa Metalurgica de Rondônia Ltda.
CID002570	Tin	CV Ayi Jaya
CID002592	Tin	CV Dua Sekawan
	Tin	CV Gita Pesona
CID000313	Tin	CV Serumpun Sebalai
CID002593	Tin	CV Tiga Sekawan
CID000315	Tin	CV United Smelting
CID002455	Tin	CV Venus Inti Perkasa
CID002504	Tantalum	D Block Metals, LLC
CID000328	Gold	Daejin Indus Co., Ltd.
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.

Identification #	Metal	Name
CID000345	Tungsten	Dayu Weiliang Tungsten Co., Ltd.
CID000362	Gold	DODUCO GmbH
CID000402	Tin	Dowa
CID000401	Gold	Dowa
CID000359	Gold	DSC (Do Sung Corporation)
CID000410	Tantalum	Duoluoshan
CID000425	Gold	Eco-System Recycling Co., Ltd.
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
CID001322	Gold	Elemetal Refining, LLC
CID002774	Tin	Elmet S.L.U.
CID000438	Tin	EM Vinto
CID002561	Gold	Emirates Gold DMCC
CID000448	Tin	Estanho de Rondônia S.A.
CID000456	Tantalum	Exotech Inc.
CID000460	Tantalum	F&X Electro-Materials Ltd.
CID000468	Tin	Fenix Metals
CID002505	Tantalum	FIR Metals & Resource Ltd.
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.
CID000522	Gold	Gansu Seemine Material Hi-Tech Co., Ltd.
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
CID002536	Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
CID002459	Gold	Geib Refining Corporation
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant
CID002859	Tin	Gejiu Jinye Mineral Company
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.
CID002558	Tantalum	Global Advanced Metals Aizu
CID002557	Tantalum	Global Advanced Metals Boyertown
CID000568	Tungsten	Global Tungsten & Powders Corp.
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM
CID002312	Gold	Guangdong Jinding Gold Limited
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.
CID000616	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant
CID002852	Gold	Gujarat Gold Centre
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.
CID002544	Tantalum	H.C. Starck Co., Ltd.
CID002541	Tungsten	H.C. Starck GmbH
CID002545	Tantalum	H.C. Starck GmbH Goslar
CID002546	Tantalum	H.C. Starck GmbH Laufenburg
CID000654	Tantalum	H.C. Starck Group
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH
CID002548	Tantalum	H.C. Starck Inc.
CID002549	Tantalum	H.C. Starck Ltd.
CID002550	Tantalum	H.C. Starck Smelting GmbH & Co.KG
CID002542	Tungsten	H.C. Starck Smelting GmbH & Co.KG
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.
CID000683	Tungsten	HC Starck GmbH

Identification #	Metal	Name
CID000694	Gold	Heimerle + Meule GmbH
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
CID000707	Gold	Heraeus Ltd. Hong Kong
CID000711	Gold	Heraeus Precious Metals GmbH & Co. KG
CID000731	Tantalum	Hi-Temp Specialty Metals, Inc.
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.
CID000766	Tungsten	Hunan Chenzhou Mining Group Co., Ltd.
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.
CID000778	Gold	HwaSeong CJ Co., Ltd.
CID002649	Tungsten	Hydrometallurg, JSC
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.
CID000814	Gold	Istanbul Gold Refinery
CID000823	Gold	Japan Mint
CID000825	Tungsten	Japan New Metals Co., Ltd.
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
CID000855	Gold	Jiangxi Copper Co., Ltd.
CID002647	Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.
CID000864	Tin	Jiangxi Nanshan
CID000868	Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.
CID002842	Tantalum	Jiangxi Tuohong New Raw Material
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.
CID002535	Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
CID000929	Gold	JSC Uralelectromed
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.
CID002563	Gold	Kaloti Precious Metals
CID000956	Gold	Kazakhmys Smelting LLC
CID000957	Gold	Kazzinc
CID002539	Tantalum	KEMET Blue Metals
CID002568	Tantalum	KEMET Blue Powder
CID000966	Tungsten	Kennametal Fallon
CID000105	Tungsten	Kennametal Huntsville
CID000969	Gold	Kennecott Utah Copper LLC
CID002511	Gold	KGHM Polska MiedŸ Spó³ka Akcyjna
CID000973	Tantalum	King-Tan Tantalum Industry Ltd.
CID000981	Gold	Kojima Chemicals Co., Ltd.
CID000988	Gold	Korea Metal
CID002605	Gold	Korea Zinc Co., Ltd.
CID001029	Gold	Kyrgyzaltyn JSC

Identification #	Metal	Name
CID001032	Gold	L'azurde Company For Jewelry
CID001056	Gold	Lingbao Gold Co., Ltd.
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.
CID001063	Tin	Linwu Xianggui Smelter Co
CID001076	Tantalum	LSM Brasil S.A.
CID001078	Gold	LS-NIKKO Copper Inc.
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.
CID001105	Tin	Malaysia Smelting Corporation (MSC)
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.
CID001113	Gold	Materion
CID001119	Gold	Matsuda Sangyo Co., Ltd.
CID002500	Tin	Melt Metais e Ligas S.A.
CID001142	Tin	Metallic Resources, Inc.
CID001143	Tin	Metallo Chimique
CID002773	Tin	Metallo-Chimique N.V.
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.
CID001153	Gold	Metalor Technologies SA
CID001157	Gold	Metalor USA Refining Corporation
CID001161	Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.
CID001173	Tin	Mineração Taboca S.A.
CID001175	Tantalum	Mineração Taboca S.A.
CID001182	Tin	Minsur
CID001191	Tin	Mitsubishi Materials Corporation
CID001188	Gold	Mitsubishi Materials Corporation
CID001192	Tantalum	Mitsui Mining & Smelting
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.
CID002858	Tin	Modeltech Sdn Bhd
CID002857	Gold	Modeltech Sdn Bhd
CID002845	Tungsten	Moliren Ltd
CID001200	Tantalum	Molycorp Silmet A.S.
CID002282	Gold	Morris and Watson
CID001204	Gold	Moscow Special Alloys Processing Plant
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.
CID001231	Tin	Nankang Nanshan Tin Manufactory Co., Ltd.
CID001236	Gold	Navoi Mining and Metallurgical Combinat
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company
CID002589	Tungsten	Niagara Refining LLC
CID001259	Gold	Nihon Material Co., Ltd.
Unknown	Tin	Ningbo jintian copper(group)CO.,LTD.,
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
CID002543	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.
CID002517	Tin	O.M. Manufacturing Philippines, Inc.
CID002779	Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
CID001328	Gold	OJSC Kolyma Refinery

Identification #	Metal	Name
CID000493	Gold	OJSC Novosibirsk Refinery
CID001337	Tin	Operaciones Metalurgical S.A.
CID001352	Gold	PAMP S.A.
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.
CID002507	Tin	Phoenix Metal Ltd.
CID002540	Tantalum	Plansee SE Liezen
CID002556	Tantalum	Plansee SE Reutte
CID002847	Tantalum	Power Resources Ltd.
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals
CID001393	Tin	PT Alam Lestari Kencana
CID001397	Gold	PT Aneka Tambang (Persero) Tbk
CID000309	Tin	PT Aries Kencana Sejahtera
CID001399	Tin	PT Artha Cipta Langgeng
CID002503	Tin	PT ATD Makmur Mandiri Jaya
CID001402	Tin	PT Babel Inti Perkasa
CID001409	Tin	PT Bangka Kudai Tin
CID002776	Tin	PT Bangka Prima Tin
CID001412	Tin	PT Bangka Putra Karya
CID001419	Tin	PT Bangka Tin Industry
CID001421	Tin	PT Belitung Industri Sejahtera
CID001424	Tin	PT BilliTin Makmur Lestari
CID001428	Tin	PT Bukit Timah
CID002696	Tin	PT Cipta Persada Mulia
CID001434	Tin	PT DS Jaya Abadi
CID001438	Tin	PT Eunindo Usaha Mandiri
CID001442	Tin	PT Fang Di MulTindo
CID002530	Tin	PT Inti Stania Prima
CID000307	Tin	PT Justindo
CID001448	Tin	PT Karimun Mining
CID002829	Tin	PT Kijang Jaya Mandiri
CID001453	Tin	PT Mitra Stania Prima
CID002757	Tin	PT O.M. Indonesia
CID001457	Tin	PT Panca Mega Persada
CID001458	Tin	PT Prima Timah Utama
CID001460	Tin	PT Refined Bangka Tin
CID001463	Tin	PT Sariwiguna Binasentosa
CID001468	Tin	PT Stanindo Inti Perkasa
CID002816	Tin	PT Sukses Inti Makmur
CID001471	Tin	PT Sumber Jaya Indah
CID001477	Tin	PT Timah (Persero) Tbk Kundur
CID001482	Tin	PT Timah (Persero) Tbk Mentok
CID001490	Tin	PT Tinindo Inter Nusa
CID001493	Tin	PT Tommy Utama
CID002479	Tin	PT Wahana Perkit Jaya
CID001498	Gold	PX Précinox S.A.
CID001508	Tantalum	QuantumClean
CID001512	Gold	Rand Refinery (Pty) Ltd.
CID002582	Gold	Remondis Argentia B.V.
CID002510	Gold	Republic Metals Corporation
CID002706	Tin	Resind Indústria e Comércio Ltda.
CID002707	Tantalum	Resind Indústria e Comércio Ltda.

Identification #	Metal	Name
CID001522	Tantalum	RFH Tantalum Smeltry Co., Ltd.
CID001534	Gold	Royal Canadian Mint
CID001539	Tin	Rui Da Hung
CID002761	Gold	SAAMP
CID001546	Gold	Sabin Metal Corp.
CID002290	Gold	SAFINA A.S.
CID002853	Gold	Sai Refinery
CID001555	Gold	Samduck Precious Metals
CID001562	Gold	Samwon Metals Corp.
CID002777	Gold	SAXONIA Edelmetalle GmbH
CID001573	Gold	Schone Edelmetaal B.V.
CID001585	Gold	SEMPSA Joyería Platería S.A.
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.
CID002516	Gold	Singway Technology Co., Ltd.
CID001754	Gold	So Accurate Group, Inc.
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals
CID001758	Tin	Soft Metais Ltda.
CID001761	Gold	Solar Applied Materials Technology Corp.
CID001769	Tantalum	Solikamsk Magnesium Works OAO
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City
CID002567	Gold	Sudan Gold Refinery
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.
Unknown	Gold	Suzhou Xingrui Noble
CID002580	Gold	T.C.A S.p.A
CID001869	Tantalum	Taki Chemicals
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
CID001891	Tantalum	Telex Metals
CID001898	Tin	Thaisarco
CID001916	Gold	The Refinery of Shandong Gold Mining Co., Ltd.
CID001938	Gold	Tokuriki Honten Co., Ltd.
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.
CID002587	Gold	Tony Goetz NV
CID002615	Gold	TOO Tau-Ken-Altyn
CID001955	Gold	Torecom
CID002571	Tantalum	Tranzact, Inc.
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company
CID001969	Tantalum	Ulba Metallurgical Plant JSC
CID001977	Gold	Umicore Brasil Ltda.
CID002314	Gold	Umicore Precious Metals Thailand
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining
CID002724	Tungsten	Unecha Refractory metals plant
CID001993	Gold	United Precious Metal Refining, Inc.
CID002854	Gold	Universal Precious Metals Refining Zambia
CID002003	Gold	Valcambi S.A.
CID002011	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.
CID002015	Tin	VQB Mineral and Trading Group JSC
CID002030	Gold	Western Australian Mint trading as The Perth Mint
CID002036	Tin	White Solder Metalurgia e Mineração Ltda.
CID002778	Gold	WIELAND Edelmetalle GmbH

Identification #	Metal	Name
CID002044	Tungsten	Wolfram Bergbau und Hütten AG
CID002047	Tungsten	Wolfram Company CJSC
CID002843	Tungsten	Woltech Korea Co., Ltd.
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.
CID002100	Gold	Yamamoto Precious Metal Co., Ltd.
CID002307	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.
CID002129	Gold	Yokohama Metal Co., Ltd.
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
CID000197	Gold	Yunnan Copper Industry Co., Ltd.
CID002180	Tin	Yunnan Tin Group (Holding) Company Limited
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
CID002232	Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.
CID002243	Gold	Zijin Mining Group Co., Ltd. Gold Refinery